Income Taxes	12 Months Ended
Jun. 30, 2018
Notes to Financial Statements
Income Taxes

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During 2018 and 2017, the Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1.472 million and $897,000 at June 30, 2018 and 2017 respectively, and will begin to expire in the year 2034.

Net deferred tax assets were made up of the following items as of June 30:

	2018	2017
Deferred tax assets:
Impairment of related party receivables	105,600	106,000
Depreciation of Property, Plant and Equipment	7,000	5,200
Impairment of mining expenditures	-	20,000
Other	15,000
Net operating loss carryforwards	353,000	215,000
Total long-term deferred tax asset	480,600	346,200
Deferred tax liabilities:
Related party liabilities	(29,800)	-
Concession acquisition costs	(56,800)	-
Total deferred tax liabilities	(86,600)	-
Valuation Allowance	(394,000)	(346,200)

Total Net Deferred Tax Assets	-	-

The difference from the reported income tax benefit to that expected from the loss from operations computed using the Malay statutory federal income tax rate of 24% is as follows for June 30:

	2018	2017

Expected income tax benefit	(110,300)	(126,000)
Permanent timing differences	39,900	25,000
Other	22,600
Valuation allowance	47,800	101,000

Reported income tax expense (benefit)	-	-